SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 17, 2015

PRIME MERIDIAN HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Florida	333-191801	27-2980805
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1897 Capital Circle NE, Second Floor, Tallahassee, FL		32308
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (850) 907-2301

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2015, the Board of Directors of Prime Meridian Holding Company (the “Company”) adopted an amendment to the Company’s Bylaws to permit the direct registration of shares of the Company’s capital stock. A copy of the Amendment is included with this Form 8-K as Exhibit 3.3.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.3	Amendment to Bylaws dated December 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME MERIDIAN HOLDING COMPANY

By:	/s/ Kathleen C. Jones
Kathleen C. Jones
Chief Financial Officer and Executive Vice President

Date: December 17, 2015